SUMMARY PROSPECTUS		January 31, 2019
CONESTOGA SMID CAP FUND
Investors Class Shares Nasdaq Symbol: CCSMX	Institutional Class Shares Nasdaq Symbol: CCSGX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically through the Fund’s website.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held within the fund complex and may apply to all Funds held through your financial intermediary.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at Conestoga Capital Advisors (www.conestogacapital.com and select Mutual Fund). If you hold your Fund shares through a financial intermediary (such as a broker-dealer or bank), you can get this information at no cost by contacting that financial intermediary. If you hold your Fund shares directly with the Fund, you may also obtain this information at no cost by calling 1-800-494-2755 or by sending an e-mail request to info@conestogacapital.com. The Fund’s statutory prospectus and statement of additional information, both dated January 31, 2019, as supplemented, are incorporated by reference into this summary prospectus.

Investment Objective

The Fund seeks to provide long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)	Investors Class	Institutional Class
Management	0.85%	0.85%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses
Service Fees(1)	0.25%	0.07%
Other Operating Expenses	0.80%	0.70%
Total Annual Fund Operating Expenses	2.15%	1.62%
Expense Limitation(2)	(1.05)%	(0.77)%
Total Annual Fund Operating Expenses After Expense Limitation(3)	1.10%	0.85%

(1)

The Fund has adopted Shareholder Servicing Plans on behalf of the Investors Class and the Institutional Class that will allow the Fund to pay annual fees of up to 0.25% (for Investors Class) and 0.10% (for Institutional Class) of its average daily net assets for providing services to the Fund’s Investors Class shareholders and Institutional Class shareholders, respectively. The Board of Trustees of the Trust will limit the Shareholder Servicing fees charged to Investors Class shares of the Fund to 0.05% of the average daily net assets attributable to Investors Class shares until at least September 30, 2019. The Total Annual Fund Operating Expenses for Investors Class Shares reflect the maximum 0.25% in Shareholder Servicing fees authorized under the Shareholder Servicing Plan for Investors Class Shares and do not match the ratio of total expenses to average net assets in the financial highlights for Investors Class Shares, which reflect the 0.05% in Shareholder Servicing fees paid by Investors Class Shares for the fiscal year ended September 30, 2018.

(2)

Conestoga Capital Advisors, LLC (the “Adviser”) has contractually agreed to limit the Fund’s ‘Total Annual Fund Operating Expenses’ (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to 1.10% (for the Investors Class) and 0.85% (for the Institutional Class) of the Fund’s average daily net assets until at least January 31, 2020, subject to termination at any time at the option of the Board of Trustees. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed two years from the date the waiver or reimbursement was made to the extent such a recapture does not cause the “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.

(3)	Expenses have been restated to reflect current fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated (the Example for one year reflects the contractual expense limitation described above; the amounts for the other years reflect the Fund’s gross expenses) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investors Class	$112	$572	$1,058	$2,400
Institutional Class	$87	$436	$809	$1,857

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year (ended September 30, 2018), the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in equity securities of small-to-mid (“smid”) capitalization companies. Equity securities include American depositary receipts (“ADRs”), convertible securities, foreign and domestic common and preferred stocks, rights and warrants. While there is no limit on investing in foreign securities, the Fund does not expect investment in foreign securities to exceed 20% of the Fund’s total assets. The Adviser considers smid capitalization companies to be those companies that, at the time of initial purchase (including the existing portfolio), have market capitalizations generally within the range of companies included in the Russell 2500® Index on a rolling three-year basis. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, “net assets” includes any borrowings for investment purposes. The Adviser follows an investment style sometimes called “GARP” or “Growth At a Reasonable Price.” The Adviser generally invests the Fund’s assets in small and mid-cap companies with expected earnings growth that exceed that of the average of all U.S. publicly traded companies, where valuations seem reasonable compared to the expected earnings growth, where fundamental financial characteristics appear to be strong, where (in the Adviser’s opinion) the business model offers sustainable competitive advantage, and where management has an important ownership stake in the company. The Adviser uses a bottom-up approach in selecting securities.

Principal Risks

You may lose money by investing in the Fund and there is no guarantee that the Fund will achieve its objective. The Fund is subject to the following principal risks, more fully described in “Risk Factors” in this prospectus. The Fund’s net asset value (“NAV”) and total return may be adversely affected for a number of reasons, including, without limitation, if any of the following occurs:

●	The market values of securities acquired by the Fund decline;

●	The Adviser does not execute the Fund’s principal investment strategies effectively;

●	A security’s price fluctuates in response to events affecting the issuer’s profitability or viability;

●	A company’s earnings do not increase as expected;

●	Small and mid capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies.

Foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Foreign securities are subject to fluctuations in currency exchange rates.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the performance of Investors Class shares of the Fund from year to year and by showing how the Fund’s average annual returns for one, five and ten year periods compare with those of broad measures of market performance. Past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website: www.conestogacapital.com/mutual-funds/.

The returns below represent the returns for Investors Class shares of the Fund (formerly, “Shares”). Institutional Class shares and Investors Class shares of the Fund have returns that are substantially similar because they represent investments in the same portfolio securities and differ only to the extent that they have different expenses.

Calendar Year Total Return

During the period shown in the chart, the Fund’s best performing quarter was for the three months ended 09/30/2018: 9.82%. During the same period, the Fund’s worst performing quarter was for the three months ended 12/31/2018: -19.85%.

This table compares the Fund’s average annual total returns for Investors Class shares for the periods ended December 31, 2018 to those of the Russell 2500 Index and the Russell 2500 Growth Index. Institutional Class shares and Investors Class shares of the Fund have returns that are substantially similar because they represent investments in the same portfolio securities and differ only to the extent that they have different expenses. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates. These after-tax returns do not reflect the effect of any applicable state or local taxes. Your after-tax returns may differ from those shown. After-tax returns are not relevant to shareholders investing through tax-deferred programs such as an IRA plan. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sale of Fund Shares to be greater than the returns after taxes on distributions or even the returns before taxes. Future results may be different from those shown.

Average Annual Total Returns as of 12/31/18	One Year	Three Years	Since Inception
Conestoga SMid Cap Fund – Investors Class (Inception 01/21/14):
Return Before Taxes	-0.08%	13.93%	6.38%
Return After Taxes on Distributions	-0.31%	13.81%	6.31%
Return After Taxes on Distributions and Sale of Fund Shares	0.14%	10.93%	5.00%
Russell 2500 Growth Index (the performance information for this index reflects no deduction for fees, expenses or taxes)	-7.47%	8.11%	5.98%
Russell 2500 Index (the performance information for this index reflects no deduction for fees, expenses or taxes)	-10.00%	7.32%	5.03%
Conestoga SMid Cap Fund – Institutional Class (Inception 12/15/14):*	0.14%	14.19%	11.22%
Russell 2500 Growth Index (the performance information for this index reflects no deduction for fees, expenses or taxes)	-7.47%	8.11%	7.19%
Russell 2500 Index (the performance information for this index reflects no deduction for fees, expenses or taxes)	-10.00%	7.32%	5.93%

*

Return before taxes. Returns after taxes on distributions and after taxes on distributions and sale of Fund shares are shown for Investors Class shares only and will differ for Institutional Class shares.

Investment Adviser

Conestoga Capital Advisors, LLC (“Conestoga” or the “Adviser”).

Portfolio Managers

Lead Portfolio Managers - Robert M. Mitchell, Managing Partner and Chief Investment Officer of Conestoga and Derek S. Johnston, CFA, Portfolio Manager at Conestoga.

Co-Portfolio Manager - Joseph F. Monahan, CFA, Managing Partner and Director of Research of Conestoga.

Messrs. Mitchell and Monahan have been managing the Fund since its inception in 2014. Mr. Johnston has been managing the Fund since 2016.

Purchase and Sale of Fund Shares

You can buy shares of the Fund, as a new shareholder or for a retirement plan, with a minimum initial investment of $2,500 for the Investors Class and $250,000 for the Institutional Class; there is no minimum for subsequent investments. The minimum initial investment under an automatic investment plan is $500, with no minimum for subsequent investments. The minimum initial investment amounts may be reduced or waived in some cases.

If you wish to purchase or redeem shares directly through the Fund, you can do so by mail or by telephone on any business day once you have established an account. To establish an account, complete an account application and mail it with a check to: Conestoga SMid Cap Fund c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Additional purchases may be made by using the Fund’s mailing address, or by calling 1-800-494-2755. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information

The Fund’s distributions are taxable, and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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